Exhibit 10.28

Dated as of January 11, 2021,
but effective as of December 31, 2020

Kingsway Warranty Holdings LLC and Subsidiaries
c/o Kingsway Financial Services Inc.
150 Pierce Road, Suite 600
Itasca, Illinois 60143
Attention: Kent A. Hansen

Re:    Consent Letter Agreement (this “Letter Agreement”)

To Whom It May Concern:
Reference is hereby made to that certain Loan and Security Agreement dated as of December 1, 2020, by and among Kingsway Warranty Holdings LLC, a Delaware limited liability company (“KWH”), Trinity Warranty Solutions LLC, a Delaware limited liability company (“Trinity”), Geminus Holding Company, Inc., a Delaware corporation (“Geminus”), IWS Acquisition Corporation, a Florida corporation (“IWS”), and PWI Holdings, Inc., a Pennsylvania corporation (“PWI Holdings”) (KWH, Trinity, Geminus, IWS and PWI Holdings are collectively referred to herein as “Borrowers” and individually as a “Borrower”), the other Loan Parties party thereto and CIBC Bank USA (“Lender”), as amended from time to time (the “Loan Agreement”). All capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.
Contemporaneously herewith, Borrowers have requested that Lender defer the principal portion of the Term Loan payment due on December 31, 2020.

Upon (a) Borrowers returning a duly executed copy of this consent letter to Lender, and (b) provided no Event of Default shall exist or occur as of the date Borrowers execute and return this consent letter to Lender (after giving effect to the provisions of this letter agreement), then Lender hereby consents to amending Section 5.4.2 of the Loan Agreement by deleting Section 5.4.2 in its entirety and substituting therefor the following:

“5.4.2    Term Loan. The Term Loan shall be paid as follows: (i) an interest only payment in the amount of $87,479.17 payable on December 31, 2020, (ii) a principal payment in the amount of $1,235,000.00 on March 31, 2021, and (ii) quarterly installments of principal equal to $926,250 each payable on June 30, 2020, and on the last day of each calendar quarter thereafter. Unless sooner paid in full, the outstanding principal balance of the Term Loan shall be paid in full on the Term Loan Maturity Date.”

Except as otherwise expressed herein, (i) the text of the Loan Agreement and the other Loan Documents shall remain in full force and effect, and (ii) the Lender hereby reserves the right to require strict compliance in the future with all terms and conditions of the Loan Agreement and the other Loan Documents.

Exhibit 10.28
This Letter Agreement may be executed in multiple counterparts, each of which (including any counterpart delivered by facsimile or by e-mail transmission) shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement, and this Letter Agreement shall be deemed to be made pursuant to the laws of the State of Illinois with respect to agreements made and to be performed wholly in the State of Illinois, and shall be construed, interpreted, performed and enforced in accordance therewith. This Letter Agreement shall be effective as of the date set forth above upon the terms hereof and the execution hereof by the Lender and the Borrower.

[signature page follows]

Exhibit 10.28

This Letter Agreement shall become effective upon Borrowers executing and returning a countersigned copy of this Letter Agreement.

This Letter Agreement shall constitute a Loan Document for all purposes.

Very truly yours,

                        CIBC Bank USA

                        By:    ________________________
                        Name:    ________________________                                    Its:    ________________________

[acknowledgment page follows]
Signature Page - Consent Letter Agreement

Exhibit 10.28

Consented and agreed to as of the date first written above:

BORROWERS:

Kingsway Warranty Holdings LLC, a Delaware limited liability company
Trinity Warranty Solutions LLC, a Delaware limited liability company
Geminus Holding Company, Inc., a Delaware corporation
IWS Acquisition Corporation, a Florida corporation
PWI Holdings, Inc., a Pennsylvania corporation

By: _____________________________________
    John T. Fitzgerald, an Authorized Signatory
    of each of the Borrowers

OTHER LOAN PARTIES:

Prime Auto Care Inc., a Delaware corporation
The Penn Warranty Corporation, a Pennsylvania corporation
Preferred Warranties, Inc., a Pennsylvania corporation
Superior Warranties, Inc., a Pennsylvania corporation
Preferred Warranties of Florida, Inc., a Florida corporation

By: _____________________________________
    John T. Fitzgerald, an Authorized Signatory
    of each of the other Loan Parties

Acknowledgment Page - Consent Letter Agreement